UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21343

Western Asset Emerging Markets Debt Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(ESD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Debt Fund Inc.

Fund objectives

The Fund’s primary investment objective is total return. High current income is a secondary investment objective.

What’s inside

Letter from chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	17

Statement of operations	18

Statements of changes in net assets	19

Financial highlights	20

Notes to financial statements	21

Report of independent registered public accounting firm	34

Board approval of management and subadvisory agreements	35

Additional information	41

Annual chief executive officer and chief financial officer certifications	47

Dividend reinvestment plan	48

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund Inc. for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•      Fund prices and performance,

•      Market insights and commentaries from our portfolio managers, and

•      A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 9, 2011

Western Asset Emerging Markets Debt Fund Inc.	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of

IV	Western Asset Emerging Markets Debt Fund Inc.

Investment commentary (cont’d)

unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. While final 2010 GDP data has not yet been released, given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation

Western Asset Emerging Markets Debt Fund Inc.	V

that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury

VI	Western Asset Emerging Markets Debt Fund Inc.

Investment commentary (cont’d)

yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vi returned 4.61% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 14.94% for the twelve months ended December 31, 2010.

Emerging market debt prices rallied over the reporting period, posting positive returns each month during the period except for May, November and December 2010. This solid performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 12.04% over the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Emerging Markets Debt Fund Inc.	VII

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v              The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi           The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

vii        The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii     The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is total return. High current income is a secondary investment objective. The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. In selecting investments for the Fund, we use a combination of qualitative assessments and quantitative models that seek to measure the relative risks and opportunities of each market segment based on economic, market, political, currency and technical data. We also make an assessment of economic and market conditions to create an optimal risk/return allocation of the Fund’s assets among various segments of the emerging market debt market.

After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio. In selecting foreign and emerging market issuer debt for investment, we consider the economic and political conditions within the issuer’s country, overall and external debt levels and debt service ratios, access to capital markets and debt service payment history.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Matthew C. Duda, Michael C. Buchanan and Keith J. Gardner.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the

2	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Fund overview (cont’d)

financial reform bill was signed into law and the Federal Reserve Board (“Fed”)i continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011. All told, the Barclays Capital U.S. Aggregate Indexii returned 6.54% for the twelve months ended December 31, 2010.

Despite periods of increased volatility, the emerging market debt asset class generated strong results during the reporting period. After returning 28.18% in 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii gained 12.04% during the twelve months ended December 31, 2010. Many of the factors that supported the asset class in 2009 remained intact during the reporting period. As a whole, emerging market countries continued to experience robust economic growth, outpacing their developed country counterparts. Rising commodity and oil prices also supported many emerging market countries, as did solid demand for emerging market debt from investors seeking incremental yield in the low interest rate environment. The EMBI Global posted positive returns during nine of the twelve months covered by this report. The only setbacks occurred in May and again in November and December 2010. Toward the end of the fiscal year, there was a re-emergence of the sovereign debt crisis in Europe and concerns whether China would be able to rein in inflation and its overheated property market. A number of other emerging market countries raised interest rates and implemented capital controls late in the year to manage the large amounts of capital inflows into their countries.

During the fourth quarter, rising U.S. Treasury yields tested the resolve of the U.S. government to manage its public finances and the Fed’s commitment to quantitative easing. The increase in Treasury yields led many bond sectors, including emerging market debt, to post negative total returns during November and December.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Given its strong performance, we pared the portfolio’s overweight to Russia. We increased our exposure to emerging market corporate bonds and, during the fourth quarter of 2010, added to the portfolio’s allocation to certain local currencies, including Malaysia, Egypt, Colombia and Mexico. We also reduced the Fund’s cash position.

The Fund used U.S. Treasury futures to manage our durationiv and yield curvev exposure. Currency forwards were utilized to manage our local currency exposure. Local currency interest rate swaps were used to gain exposure to Brazil’s local currency market. Overall, the use of these derivative instruments contributed to performance during the twelve-month reporting period.

Performance review

For the twelve months ended December 31, 2010, Western Asset Emerging Markets Debt Fund Inc. returned 13.49% based on its net asset value (“NAV”)vi and 13.68% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	3

unmanaged benchmark, the EMBI Global, returned 12.04% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averagevii returned 14.02% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.37 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2010

Price Per Share	12-Month Total Return*
$20.57 (NAV)	13.49%
$18.31 (Market Price)	13.68%

All figures represent past performance and are not a guarantee of future results.

*      Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were our overweight positions in Argentina’s and Venezuela’s sovereign debt. During the reporting period, Argentina announced details on a debt swap to settle claims associated with its 2001 default. This caused Argentina’s existing outstanding debt to rally as it was felt that the country would regain access to developed world capital markets. During the second half of the period, Argentina issued new debt, which was well received by the market. While political and economic concerns remain a factor in Venezuela, Venezuela’s debt performed well due to high yields and expectations that the country has the ability and willingness to pay its debt.

The Fund’s exposure to certain emerging market corporate bonds also enhanced results. Wide spreads between corporates and sovereigns narrowed during the period given improving global economic conditions, better-than-expected corporate profits and rising commodity prices. In particular, our overweights to Thailand communications conglomerate True Move Co., Ltd., Brazilian cable operator NET Servicos de Comunicacao SA, Indian mining company Vedanta Resources PLC and Mexican multimedia conglomerate Grupo Televisa SA were rewarded as they outperformed the overall benchmark.

Elsewhere, our exposure to local currency bonds, in particular to Brazil, contributed to performance as Brazilian yields declined and the Brazilian real appreciated against the U.S. dollar.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s lack of exposure to smaller, and less liquid, countries such as the Ukraine, Jamaica and Belize. These countries performed well with their valuations increasing during the reporting period.

Elsewhere, the Fund’s cash position was a drag on results given emerging market debt’s strong returns and the extremely low yields available from short-term money market instruments.

4	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Fund overview (cont’d)

Looking for additional information?

The Fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XESDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of December 31, 2010 were: Sovereign Bonds (56.0%), Energy (18.1%), Materials (7.9%), Telecommunication Services (7.5%) and Consumer Discretionary (3.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	5

i                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii             The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii          The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v              The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii        Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

6	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†        The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives, such as swap contracts, futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	7

Spread duration (unaudited)

Economic Exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EMBI Global	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
ESD	— Western Asset Emerging Markets Debt Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
Non $	— Non-U.S. Dollar

8	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

EMBI Global	— JPMorgan Emerging Markets Bond Index Global
ESD	— Western Asset Emerging Markets Debt Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
Non $	— Non-U.S. Dollar

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	9

Schedule of investments

December 31, 2010

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 56.0%
Argentina — 5.3%
Republic of Argentina	7.820%	12/31/33	11,988,458	EUR	$12,415,636	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,066,406		994,424
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	33,381,004	EUR	5,665,093	(a)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	27,105,123	ARS	1,000,029	(a)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	4,205,000		658,082	(a)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	2,787,000		2,797,451
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,025,000		2,919,125
Republic of Argentina, Senior Bonds	2.260%	12/31/38	482,573	EUR	243,436
Republic of Argentina, Senior Notes	8.750%	6/2/17	5,914,660		6,121,673
Total Argentina					32,814,949
Brazil — 6.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	36,450,000	BRL	21,568,936
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	2,768,000	BRL	1,579,303
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	6,560,000	BRL	3,623,507
Federative Republic of Brazil	7.125%	1/20/37	9,518,250		11,398,104
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	1,550,000		1,588,750
Total Brazil					39,758,600
Chile — 0.4%
Republic of Chile, Senior Notes	3.875%	8/5/20	2,636,000		2,604,526
Colombia — 4.5%
Republic of Colombia	7.375%	9/18/37	13,499,000		16,063,810
Republic of Colombia, Senior Bonds	6.125%	1/18/41	970,000		999,100
Republic of Colombia, Senior Notes	7.375%	3/18/19	8,945,000		10,778,725
Total Colombia					27,841,635
Hungary — 0.7%
Republic of Hungary, Senior Notes	6.250%	1/29/20	4,680,000		4,543,573
Indonesia — 3.8%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	3,230,000		3,762,950	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	16,432,000,000	IDR	2,100,323
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	34,333,000,000	IDR	4,470,343
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	31,685,000,000	IDR	3,832,985
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	4,470,000		4,929,100	(b)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	37,732,000,000	IDR	4,230,951
Total Indonesia					23,326,652
Malaysia — 0.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	13,430,000	MYR	4,430,280

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 2.5%
United Mexican States	8.125%	12/30/19	7,776,000		$ 9,933,840
United Mexican States, Bonds	10.000%	12/5/24	29,520,000	MXN	2,985,703
United Mexican States, Medium-Term Notes	5.625%	1/15/17	774,000		859,914
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,838,000		1,888,545
Total Mexico					15,668,002
Panama — 2.0%
Republic of Panama	7.250%	3/15/15	4,638,000		5,380,080
Republic of Panama	9.375%	4/1/29	4,900,000		6,896,750
Total Panama					12,276,830
Peru — 3.7%
Republic of Peru	8.750%	11/21/33	6,945,000		9,566,738
Republic of Peru, Bonds	7.840%	8/12/20	7,740,000	PEN	3,152,817
Republic of Peru, Bonds	6.550%	3/14/37	1,128,000		1,240,800
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	6,000,000		7,329,000
Republic of Peru, Senior Notes	7.125%	3/30/19	1,350,000		1,620,000
Total Peru					22,909,355
Poland — 0.8%
Republic of Poland, Bonds	5.500%	4/25/15	5,650,000	PLN	1,924,258
Republic of Poland, Senior Notes	6.375%	7/15/19	2,950,000		3,319,369
Total Poland					5,243,627
Qatar — 0.3%
State of Qatar, Senior Notes	4.000%	1/20/15	1,630,000		1,695,200	(b)
Russia — 7.4%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	130,000		131,787	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	2,728,000		2,755,280	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	320,000		361,600	(b)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	105,000		148,234	(b)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	404,000		701,950	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	35,859,070		41,560,662	(b)
Total Russia					45,659,513
Turkey — 9.5%
Republic of Turkey, Bonds	10.000%	1/9/13	2,315,000	TRY	1,583,496
Republic of Turkey, Notes	6.750%	5/30/40	4,190,000		4,588,050
Republic of Turkey, Senior Bonds	5.625%	3/30/21	950,000		992,750
Republic of Turkey, Senior Bonds	11.875%	1/15/30	6,800,000		11,713,000
Republic of Turkey, Senior Notes	7.500%	7/14/17	1,240,000		1,472,500
Republic of Turkey, Senior Notes	7.500%	11/7/19	2,500,000		2,987,500
Republic of Turkey, Senior Notes	6.875%	3/17/36	31,462,000		35,237,440
Total Turkey					58,574,736

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	11

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
United Arab Emirates — 0.3%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	1,590,000	$ 1,728,281	(b)
Venezuela — 7.7%
Bolivarian Republic of Venezuela	5.750%	2/26/16	33,830,000	24,019,300	(b)
Bolivarian Republic of Venezuela	7.000%	12/1/18	7,220,000	4,801,300	(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	1,674,000	1,058,805
Bolivarian Republic of Venezuela, Collective Action Securities	1.288%	4/20/11	4,752,000	4,633,200	(a)(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	10,661,000	7,276,133
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,850,000	3,724,875
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	1,959,000	1,665,150
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	750,000	562,500
Total Venezuela				47,741,263
Total Sovereign Bonds (Cost — $320,444,820)				346,817,022
Collateralized Senior Loans — 0.5%
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.303%	3/30/12	327,637	323,050	(c)
Ashmore Energy International, Term Loan	3.303%	3/30/14	2,624,742	2,587,996	(c)
Total Collateralized Senior Loans (Cost — $2,764,833)				2,911,046
Corporate Bonds & Notes — 41.5%
Consumer Discretionary — 3.5%
Media — 3.5%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,273,000	1,374,840	(b)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	190,000	205,200	(b)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	6,050,000	6,582,049
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	7,980,000	8,979,144
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	4,090,000	4,713,725
Total Consumer Discretionary				21,854,958
Energy — 17.6%
Oil, Gas & Consumable Fuels — 17.6%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,537,975	2,720,171	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	3,940,000	4,570,400
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	9,210,000	10,165,998	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,420,000	1,572,650	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	191,000	200,550	(b)

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	8,272,000	$ 8,375,400	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	2,830,000	3,021,025	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	460,000	491,050	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	16,339,000	16,706,529
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	5,535,000	5,841,656
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,170,000	1,415,700
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,210,000	9,371,175
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,670,000	3,217,350	(b)
Petronas Capital Ltd.	5.250%	8/12/19	14,445,000	15,580,854	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,726,000	1,854,471	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,626,000	4,201,319	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	4,020,000	4,349,672	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	3,360,000	3,212,194	(b)
TNK-BP Finance SA	6.625%	3/20/17	2,593,000	2,761,545	(b)
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	2,657,000	2,876,203	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	4,420,000	4,906,200	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,140,000	1,269,675	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	490,000	558,012	(b)
Total Energy				109,239,799
Financials — 1.0%
Commercial Banks — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,630,000	1,554,407	(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	820,000	782,513	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	740,000	743,804	(a)(b)
Total Commercial Banks				3,080,724
Diversified Financial Services — 0.5%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,645,000	2,617,283	(b)
TNK-BP Finance SA, Senior Notes	6.875%	7/18/11	540,000	556,200	(b)
Total Diversified Financial Services				3,173,483
Total Financials				6,254,207
Industrials — 1.3%
Building Products — 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,220,000	1,348,100	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	577,000	637,585	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	1,230,000	1,303,800	(b)
Total Building Products				3,289,485

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	13

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	940,000	$ 1,017,550	(b)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	3,580,000	3,866,400	(b)
Total Construction & Engineering				4,883,950
Total Industrials				8,173,435
Materials — 7.9%
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	3,230,000	3,181,550	(b)
Metals & Mining — 6.8%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	3,400,000	3,234,671	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,550,000	1,643,000	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,506,000	1,596,360	(b)
Evraz Group SA, Notes	8.875%	4/24/13	2,320,000	2,502,700	(b)
Evraz Group SA, Notes	8.875%	4/24/13	2,200,000	2,381,500	(b)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000	1,386,000	(b)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	411,000	455,226
Southern Copper Corp., Senior Notes	5.375%	4/16/20	1,240,000	1,259,818
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,440,000	1,498,316
Vale Overseas Ltd., Notes	8.250%	1/17/34	10,065,000	12,568,236
Vale Overseas Ltd., Notes	6.875%	11/21/36	6,066,000	6,687,656
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	5,876,000	6,302,010	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	550,000	603,625	(b)
Total Metals & Mining				42,119,118
Paper & Forest Products — 0.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	2,915,000	3,360,112
Total Materials				48,660,780
Telecommunication Services — 7.5%
Diversified Telecommunication Services — 4.5%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	11,981,000	11,112,378	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,037,000	964,410	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	2,207,000	2,107,685	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	1,380,000	1,321,819	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	2,370,000	2,292,975	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,124,000	1,232,241	(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	1,820,000	1,974,700	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	6,305,000	6,837,602	(b)
Total Diversified Telecommunication Services				27,843,810

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 3.0%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,860,000		$ 3,132,155
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,882,000		2,089,020	(b)
True Move Co., Ltd.	10.750%	12/16/13	1,210,000		1,306,800	(b)
True Move Co., Ltd.	10.375%	8/1/14	3,058,000		3,272,060	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	7,880,000		8,510,400	(b)
Total Wireless Telecommunication Services					18,310,435
Total Telecommunication Services					46,154,245
Utilities — 2.7%
Electric Utilities — 1.8%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	2,605,000		2,956,675	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,580,000		1,793,300	(b)
EEB International Ltd.	8.750%	10/31/14	880,000		952,600	(b)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,750,000		1,894,375	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,960,000		3,426,200	(b)
Total Electric Utilities					11,023,150
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	2,510,000		2,619,669	(b)
Multi-Utilities — 0.5%
E-CL SA, Notes	5.625%	1/15/21	1,600,000		1,593,056	(b)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000		1,518,000	(b)
Total Multi-Utilities					3,111,056
Total Utilities					16,753,875
Total Corporate Bonds & Notes (Cost — $236,842,763)					257,091,299

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $364,095)		4/15/20	11,745		311,243
Total Investments before Short-Term Investments (Cost — $560,416,511)					607,130,610

		Maturity Date	Face Amount†
Short-Term Investments — 1.9%
Sovereign Bonds — 1.7%
Egypt Treasury Bills	8.786%	1/4/11	37,625,000	EGP	6,476,745	(d)
Egypt Treasury Bills	8.482%	2/15/11	1,800,000	EGP	306,864	(d)
Egypt Treasury Bills	8.676%	2/22/11	2,525,000	EGP	429,634	(d)
Egypt Treasury Bills	8.828%	3/8/11	15,125,000	EGP	2,567,211	(d)
Egypt Treasury Bills	9.469%	5/24/11	3,800,000	EGP	631,736	(d)
Total Sovereign Bonds (Cost — $10,562,312)					10,412,190

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	15

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.180%	5/9/11	34,000	$ 33,986	(d)(e)
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	385,000	384,838	(d)(e)
Total U.S. Government Agencies (Cost — $418,650)				418,824
Repurchase Agreements — 0.1%
Morgan Stanley tri-party repurchase agreement dated 12/31/10; Proceeds at maturity — $662,007; (Fully collateralized by U.S. government agency obligations, 3.200% due 9/21/20; Market value — $678,369) (Cost — $662,000)	0.120%	1/3/11	662,000	662,000
Total Short-Term Investments (Cost — $11,642,962)				11,493,014
Total Investments — 100.0% (Cost — $572,059,473#)				$618,623,624

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(d)	Rate shown represents yield-to-maturity.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $573,788,991.

Abbreviations used in this schedule:
	ARS	— Argentine Peso
	BRL	— Brazilian Real
	EGP	— Egyptian Pound
	EUR	— Euro
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	MXN	— Mexican Peso
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol
	PLN	— Polish Zloty
	TRY	— Turkish Lira

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country**

Brazil	12.8%
Russia	12.3
Mexico	12.3
Turkey	9.5
Venezuela	7.8
Colombia	5.9
Argentina	5.9
Indonesia	3.8
Peru	3.7
Malaysia	3.5
Chile	2.4
Thailand	2.1
Panama	2.0
Kazakhstan	1.9
Egypt	1.7
Qatar	1.7
United States	1.7
Cayman Islands	1.5
United Kingdom	1.1
Ireland	1.1
Netherlands	0.9
Poland	0.9
Hungary	0.7
United Arab Emirates	0.7
Luxembourg	0.6
Trinidad and Tobago	0.5
British Virgin Islands	0.4
India	0.2
Bermuda	0.2
Germany	0.2
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of December 31, 2010 and are subject to change.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	17

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $572,059,473)	$618,623,624
Foreign currency, at value (Cost — $1,440,835)	1,347,500
Cash	190
Interest receivable	13,169,241
Receivable from broker — variation margin on open futures contracts	114,422
Receivable for securities sold	33,033
Unrealized appreciation on swaps	28,621
Prepaid expenses	16,164
Total Assets	633,332,795

Liabilities:
Investment management fee payable	457,072
Unrealized depreciation on forward foreign currency contracts	135,880
Accrued foreign capital gains tax	53,347
Directors’ fees payable	1,771
Accrued expenses	419,357
Total Liabilities	1,067,427
Total Net Assets	$632,265,368

Net Assets:
Par value ($0.001 par value; 30,738,355 shares issued and outstanding; 100,000,000 shares authorized)	$ 30,738
Paid-in capital in excess of par value	587,680,709
Undistributed net investment income	4,756,658
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(5,588,661)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	45,385,924
Total Net Assets	$632,265,368

Shares Outstanding	30,738,355

Net Asset Value	$20.57

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$49,176,517
Dividends	70,470
Less: Foreign taxes withheld	(246,828)
Total Investment Income	49,000,159

Expenses:
Investment management fee (Note 2)	5,271,661
Transfer agent fees	269,007
Excise tax (Note 1)	254,308
Custody fees	123,843
Legal fees	106,857
Directors’ fees	100,942
Shareholder reports	86,046
Audit and tax	71,993
Stock exchange listing fees	27,695
Insurance	11,312
Miscellaneous expenses	6,833
Total Expenses	6,330,497
Net Investment Income	42,669,662

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	10,776,529
Futures contracts	2,325,464
Foreign currency transactions	(106,678)
Net Realized Gain	12,995,315
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	21,772,371
Futures contracts	424,625
Swap contracts	244,795
Foreign currencies	(130,033)
Change in Net Unrealized Appreciation (Depreciation)	22,311,758
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	35,307,073
Increase in Net Assets from Operations	$77,976,735

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	19

Statements of changes in net assets

For the Year Ended December 31, 2010, the Period Ended December 31, 2009 and the Year Ended October 31, 2009	2010	2009†	2009

Operations:
Net investment income	$ 42,669,662	$ 6,842,369	$ 35,151,433
Net realized gain (loss)	12,995,315	2,717,243	(21,983,359)
Change in net unrealized appreciation (depreciation)	22,311,758	(1,843,753)	181,004,744
Increase in Net Assets From Operations	77,976,735	7,715,859	194,172,818

Distributions to Shareholders From (Note 1):
Net investment income	(42,111,546)	(7,377,205)	(42,315,450)
Net realized gains	—	—	(2,595,007)
Decrease in Net Assets From Distributions to Shareholders	(42,111,546)	(7,377,205)	(44,910,457)

Fund Share Transactions (Note 5):
Net assets of shares issued in connection with merger (2,728,560 shares issued)	—	—	51,626,346
Cost of aggregate fractional shares repurchased (95 aggregate fractional shares)	—	—	(1,806)
Increase in Net Assets From Fund Share Transactions	—	—	51,624,540
Increase in Net Assets	35,865,189	338,654	200,886,901

Net Assets:
Beginning of year	596,400,179	596,061,525	395,174,624
End of year*	$632,265,368	$596,400,179	$596,061,525
* Includes undistributed net investment income of:	$4,756,658	$3,402,335	$3,800,823

†  For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2010[1]	2009[2]		2009[3]	2008[1,3]	2007[3]	2006[1,3]

Net asset value, beginning of year	$19.40	$19.39		$14.11	$21.03	$20.87	$20.92

Income (loss) from operations:
Net investment income	1.39	0.22		1.20	1.27	1.24	1.12
Net realized and unrealized gain (loss)	1.15	0.03		5.66	(6.51)	0.71	1.06
Total income (loss) from operations	2.54	0.25		6.86	(5.24)	1.95	2.18

Less distributions from:
Net investment income	(1.37)	(0.24)		(1.49)	(1.02)	(1.10)	(1.06)
Net realized gains	—	—		(0.09)	(0.66)	(0.69)	(1.18)
Total distributions	(1.37)	(0.24)		(1.58)	(1.68)	(1.79)	(2.24)
Increase in net asset value due to adjustment of initial offering costs	—	—		—	—	—	0.01
Net asset value, end of year	$20.57	$19.40		$19.39	$14.11	$21.03	$20.87

Market price, end of year	$18.31	$17.36		$16.26	$11.28	$18.12	$17.85
Total return, based on NAV[4,5]	13.49%	1.29%		51.51%	(26.82)%	9.84%	11.16%
Total return, based on Market Price[5]	13.68%	8.23%		62.47%	(31.08)%	12.10%	14.11%

Net assets, end of year (000s)	$632,265	$596,400		$596,062	$395,175	$588,986	$584,437

Ratios to average net assets:
Gross expenses	1.02%	1.08%[6]		1.13%[7]	1.36%[7]	1.25%[8]	1.02%
Gross expenses, excluding interest expense	1.02	1.08	[6]	1.13 [7]	1.25 [7]	1.04 [8]	0.95
Net expenses	1.02	1.08	[6]	1.13 [7]	1.36 [7]	1.25 [8,9]	1.02 [9]
Net expenses, excluding interest expense	1.02	1.08	[6]	1.13 [7]	1.25 [7]	1.04 [8,9]	0.95 [9]
Net investment income	6.88	6.83	[6]	7.50	6.44	6.00	5.48

Portfolio turnover rate	28%	3%		49%	38%	85%	72%

1	Per share amounts have been calculated using the average shares method.
2	For the period November 1, 2009 through December 31, 2009.
3	For the year ended October 31.
4

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios including and excluding interest expense would have both been 1.11% for the year ended October 31, 2009 and would have been 1.35% and 1.24%, respectively for the year ended October 31, 2008.

8

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios including and excluding interest expense would not have changed for the year ended October 31, 2007.

9	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

22	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$346,817,022	—	$346,817,022
Corporate bonds & notes	—	257,091,299	—	257,091,299
Collateralized senior loans	—	2,911,046	—	2,911,046
Warrants	—	311,243	—	311,243
Total long-term investments	—	$607,130,610	—	$607,130,610
Short-term investments†	—	11,493,014	—	11,493,014
Total investments	—	$618,623,624	—	$618,623,624
Other financial instruments:
Interest rate swaps	—	28,621	—	28,621
Total other financial instruments	—	$ 28,621	—	$ 28,621
Total	—	$618,652,245	—	$618,652,245

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$975,549	—	—	$ 975,549
Forward foreign currency contracts	—	$135,880	—	135,880
Total	$975,549	$135,880	—	$1,111,429

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	23

holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to

24	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund as well as liquidation payments received or made at the termination of the swap are recognized as realized gains or losses in the Statement of Operations.

Interest rate swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	25

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

26	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	27

distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and realized gains, if any, to shareholders in accordance with the requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $118,682 of Federal excise taxes attributable to calendar year 2009 and estimates it will pay approximately $159,000 of Federal excise taxes attributable to calendar year 2010. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of December 31, 2010, there were $53,347 of deferred capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset

28	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$254,308	—	$(254,308)
(b)	541,899	$(541,899)	—

(a)         Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund.

(b)        Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2010, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $135,880. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	29

subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$177,361,306
Sales	163,460,141

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 60,432,587
Gross unrealized depreciation	(15,597,954)
Net unrealized appreciation	$ 44,834,633

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U. S. Treasury 10-Year Notes	253	3/11	$31,446,237	$30,470,688	$(975,549)

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	JPMorgan Chase & Co.	13,759,500	$18,386,508	1/14/11	$(135,880)

30	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount†	Termination Date	Payments Made by the Fund	Periodic Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse	$10,229,627	1/2/12	BRL-CDI*	10.560%	—	$17,053**
Credit Suisse	14,805,077	1/2/12	BRL-CDI*	10.510%	—	11,568**
Total	$25,034,704				—	$28,621
†						Percentage shown is an annual percentage rate.
*						Based on the Overnight Brazilian Interbank Deposit Rate. As of December 31, 2010, the Brazil CETIP Interbank Deposit (CDI) rate was 10.640%.
**						Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES1

Interest Rate Contracts Risk
Swap contracts	$28,621

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$975,549	—	$ 975,549
Forward foreign currency contracts	—	$135,880	135,880
Total	$975,549	$135,880	$1,111,429

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	31

unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$2,325,464	—	$2,325,464
Forward foreign currency contracts	—	$52,561	52,561
Total	$2,325,464	$52,561	$2,378,025

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Futures contracts	$424,625	—	—	$ 424,625
Swap contracts	244,795	—	—	244,795
Forward foreign currency contracts	—	$(135,880)	—	(135,880)
Total	$669,420	$(135,880)	—	$ 533,540

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$39,188,143
Forward foreign currency contracts (to buy)†	1,061,536
Forward foreign currency contracts (to sell)	7,592,007

Average Notional Balance
Interest rate swap contracts	$25,034,703

†        At December 31, 2010, there were no open positions held in this derivative.

5. Transfer of net assets

On September 11, 2009, the Fund acquired the assets and certain liabilities of Western Asset Emerging Markets Floating Rate Fund Inc. (the “Acquired Fund”) pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of Acquired Fund	Total Net Assets of the Fund
Western Asset Emerging Markets Floating Rate Fund Inc.	2,728,560	$51,626,346	$529,967,894

As part of the reorganization, shareholders of the Acquired Fund received 0.632910 shares of the Fund’s shares. The Fund did not issue any fractional

32	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $201,816, accumulated net realized loss of $4,731,572 and undistributed net investment loss of $21,638. Total net assets of the Fund immediately after the transfer were $581,594,240. The transaction was structured to qualify as a tax-free reorganization under the Code.

6. Distributions subsequent to December 31, 2010

On November 15, 2010, the Board of Directors (the “Board”) of the Fund declared two dividends, each in the amount of $0.1100 per share, payable on January 28, 2011 and February 25, 2011 to shareholders of record on January 21, 2011 and February 18, 2011, respectively.

On February 14, 2011, the Board declared three distributions, each in the amount of $0.1100 per share, payable on March 25, 2011, April 29, 2011 and May 27, 2011 to shareholders of record on March 18, 2011, April 21, 2011 and May 20, 2011, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the taxable year ended December 31, 2010, the taxable period ended December 31, 2009 and the taxable year ended October 31, 2009, respectively, was as follows:

	December 31, 2010	December 31, 2009†	October 31, 2009
Distributions Paid From:
Ordinary income	$42,111,546	$7,377,205	$42,315,450
Net long-term capital gains	—	—	2,595,007
Total distributions paid	$42,111,546	$7,377,205	$44,910,457

†        For the period November 1, 2009 to December 31, 2009.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 4,779,224
Capital loss carryforward*	(4,834,692)
Other book/tax temporary differences(a)	952,983
Unrealized appreciation (depreciation)(b)	43,656,406
Total accumulated earnings (losses) — net	$44,553,921

*       During the taxable year ended December 31, 2010, the Fund utilized $12,893,302 of its capital loss carryover available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2015	$(1,955,244)
12/31/2016	(2,879,448)
$(4,834,692)

Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report	33

These amounts will be available to offset any future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)          Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)         The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

34	Western Asset Emerging Markets Debt Fund Inc. 2010 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Emerging Markets Debt Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Debt Fund Inc., including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from November 1, 2009 to December 31, 2009, and the year ended October 31, 2009, and the financial highlights for the year then ended, the period from November 1, 2009 to December 31, 2009, and each of the years in the four-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Debt Fund Inc. as of December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2011

Western Asset Emerging Markets Debt Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Debt Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 10 and 11, 2010, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative

36	Western Asset Emerging Markets Debt Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee.

Western Asset Emerging Markets Debt Fund Inc.	37

Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged emerging markets debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2010 was ranked third among the six funds in the Performance Universe for that period and the Fund’s performance for the 3- and 5-year periods ended that date in each case was ranked second among the six funds in the Performance Universe for each of those periods. The Fund’s performance was better than the Performance Universe median for each period. The Board noted that the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the volatile market conditions during 2008 and the Fund’s performance in relation to its benchmark and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year.

38	Western Asset Emerging Markets Debt Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, sub-advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged emerging market debt closed-end funds, as classified by Lipper. The Expense Universe funds, which included two other funds managed by Western Asset, had average net assets ranging from $70.2 million to $564.9 billion. One of the funds in the Expense Universe was larger than the Fund and four funds were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Fund’s contractual Management Fee, actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) and actual total expenses each ranked first (best) among the funds in the Expense Universe. The Board noted that the small number of funds in the Expense Universe, which included two other funds managed by Western Asset, made meaningful comparisons difficult.

At the Contract Renewal Meeting, the Board considered and approved a request (the “Cost Allocation Request”) from the Manager to allocate to the Fund certain fund accounting and financial reporting costs, previously paid by the Manager on a voluntary basis, in line with industry practice and the terms of the Management Agreement. In doing so, the Board reviewed supporting information and analyses provided by the Manager, including information and analyses as to the impact of the Cost Allocation Request on Fund expenses.

Western Asset Emerging Markets Debt Fund Inc.	39

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2010 and March 31, 2009. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability

40	Western Asset Emerging Markets Debt Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 5 percent over the period covered by the analysis. The Manager presented information to the Board showing that the Cost Allocation Request would increase profitability slightly. The Board concluded that profitability remained at a level which was not excessive in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Emerging Markets Debt Fund Inc.	41

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office1 and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

42	Western Asset Emerging Markets Debt Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb

Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson

Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett

Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Western Asset Emerging Markets Debt Fund Inc.	43

Independent Directors cont’d

Jeswald W. Salacuse

Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]

Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	136
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

44	Western Asset Emerging Markets Debt Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker

Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota

Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel

Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Emerging Markets Debt Fund Inc.	45

Additional Officers cont’d

Thomas C. Mandia

Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak

Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Steven Frank

Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

46	Western Asset Emerging Markets Debt Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly

Legg Mason

620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†        Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2013 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Emerging Markets Debt Fund Inc.	47

Annual chief executive officer and
chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

48	Western Asset Emerging Markets Debt Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by

Western Asset Emerging Markets Debt Fund Inc.	49

the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset

Emerging Markets Debt Fund Inc.

Directors	Western Asset Emerging Markets Debt Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund	Legal counsel
Chairman	Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Pte. Ltd.	ESD
R. Jay Gerken, CFA
President and Chief Executive Officer	Custodian
Kaprel Ozsolak	State Street Bank and Trust Company
Chief Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
John Chiota	Transfer agent
Identity Theft Prevention	American Stock Transfer & Trust Company
Officer	59 Maiden Lane
Robert I. Frenkel	New York, NY 10038
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•    Information we receive from you on applications and forms, via the telephone, and through our websites;

•    Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•    Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS0020 2/11 SR11-1313

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,750 in December 31, 2009 and $42,000 in December 31, 2010.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $10,812 in December 31, 2009 and $0 in December 31, 2010.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Debt Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,993 in December 31, 2009 and $6,150 in December 31, 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Emerging Markets Debt Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Debt Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Debt Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2009 and December 31, 2010; Tax Fees were 100% and 100% for December 31, 2009 and December 31, 2010; and Other Fees were 100% and 100% for December 31, 2009 and December 31, 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Debt Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Debt Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  Western Asset Emerging Markets Debt Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Emerging Markets Debt Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.               Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.               Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.               Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.  Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.  Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.  Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.  Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Matthew C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	103 registered investment companies with $169.0 billion in total assets under management	215 Other pooled investment vehicles with $109.3 billion in assets under management*	780 Other accounts with $175.0 on in total assets under management**

Stephen A. Walsh‡	103 registered investment companies with $169.0 billion in total assets under management	215 Other pooled investment vehicles with $109.3 billion in assets under management*	780 Other accounts with $175.0 billion in total assets under management**

Keith J. Gardner‡	41 registered investment companies with $26.1 billion in total assets under management	7 Other pooled investment vehicles with $1.1 billion in assets under management	1 Other account with $0.23 billion in total assets under management

Michael C. Buchanan‡	49 registered investment Companies with $29.1 billion in total assets Under management	8 Other pooled investment vehicles with $3.4 billion in assets under management	11 Other accounts with $1.8 billion in total assets under management

Matthew Duda ‡	3 registered investment Companies with $0.7 billion in total assets Under management	1 Other pooled investment vehicles with $4 million in assets under management	10 Other accounts with $0.5 billion in total assets under management

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 81 accounts managed, totaling $19.4 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	C
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Michael C. Duda	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Debt Fund Inc.

Date:	February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Debt Fund Inc.

Date:	February 28, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Debt Fund Inc.

Date:	February 28, 2011